Exhibit: 99.2

Old National Bancorp

Financial Trends

Fourth Quarter 2005

January 31, 2006

Please direct inquiries to:

Christopher A. Wolking, Executive Vice President & Chief Financial Officer (812) 464-1322 or Candice Jenkins, Senior Vice President & Corporate Controller (812) 461-9769
Notes:- Disclosures based on operating earnings, which exclude gains on branch divestitures and restructuring charges, are included to provide comparable data between years.
-	All share and per share data have been adjusted for stock dividends.

-	Summations may not equal due to rounding.

-	In connection with certain derivative transactions related to interest rate swap agreements, the Company has determined that it will restate the previously reported annual results for the years ended December 31, 2002, 2003, 2004, and the quarterly results for the periods ended March 31, June 30, and September 30, 2004 and 2005.
-	For additional information regarding this restatement, see Form 8-K filed on January 31, 2006.

Old National Bancorp
Financial Summary
Fourth Quarter 2005

					2004				2005
2002	2003	2004	2005		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Profitability (in millions)
128.1	65.5	63.1	63.8	NET INCOME	22.2	2.3	21.8	16.8	14.6	25.2	4.5	19.5
0.6	2.5	2.8	(14.8)	INCOME from Discontinued Operations (net of tax)	0.9	1.1	0.4	0.4	(1.0)	0.5	(14.4)	0.0
127.5	63.1	60.3	78.6	INCOME from Continuing Operations (net of tax)	21.3	1.3	21.4	16.4	15.6	24.7	18.9	19.5

				Diluted EPS
1.81	0.93	0.90	0.93	Net Income	0.32	0.03	0.31	0.24	0.21	0.37	0.07	0.28
0.01	0.03	0.04	(0.22)	Income from Discontinued Operations	0.01	0.02	—	0.01	(0.01)	—	(0.21)	—
1.80	0.90	0.86	1.15	Income from Continuing Operations	0.31	0.01	0.31	0.23	0.22	0.37	0.28	0.28

				Ratios — Net Income
18.43%	8.72%	8.83%	9.33%	Return on Average Common Equity	12.03%	1.30%	12.59%	9.42%	8.27%	14.69%	2.66%	11.69%
1.38%	0.69%	0.69%	0.74%	Return on Average Assets	0.96%	0.10%	0.97%	0.75%	0.66%	1.16%	0.21%	0.92%

				Ratios — Income from Continuing Operations
18.34%	8.40%	8.44%	11.50%	Return on Average Common Equity	11.53%	0.70%	12.38%	9.20%	8.83%	14.38%	11.16%	11.69%
1.38%	0.66%	0.66%	0.91%	Return on Average Assets	0.92%	0.05%	0.95%	0.73%	0.71%	1.13%	0.88%	0.92%
52.73%	60.84%	73.92%	65.43%	Efficiency Ratio	65.44%	92.41%	64.07%	75.83%	70.58%	59.87%	65.02%	66.87%
3.54%	3.18%	3.08%	3.09%	Net Interest Margin (FTE)	3.13%	3.13%	3.07%	3.00%	3.05%	3.07%	3.16%	3.09%

				Capital Ratios:
				Risk-Based Capital Ratios (EOP):
11.3%	11.1%	11.2%	10.6%	Tier 1	11.2%	11.3%	11.5%	11.2%	11.0%	10.1%	10.4%	10.6%
14.9%	14.7%	14.9%	14.4%	Total	14.9%	15.1%	15.3%	14.9%	14.7%	13.8%	14.1%	14.4%
7.6%	7.4%	7.7%	7.7%	Leverage Ratio (to Average Assets)	7.6%	7.5%	7.7%	7.7%	7.7%	7.2%	7.6%	7.7%

7.50%	7.86%	7.83%	7.92%	Total Equity to Assets (Averages)	7.96%	7.74%	7.70%	7.93%	7.99%	7.88%	7.91%	7.91%

				Per Common Share Data:
0.63	0.69	0.72	0.76	Cash Dividends Declared	0.18	0.18	0.18	0.18	0.19	0.19	0.19	0.19
35%	74%	80%	81%	Dividend Payout Ratio	57%	548%	58%	74%	90%	51%	288%	66%
10.67	10.31	10.16	9.61	Book Value (EOP)	10.73	9.66	10.32	10.16	9.72	10.18	9.84	9.61
20.99	20.72	24.63	21.64	Market Value (EOP)	21.52	23.65	23.66	24.63	20.30	21.40	21.22	21.64

				Other Statistics
2,752	2,842	2,565	2,572	Full Time Equivalent Employees (1)	2,758	2,724	2,582	2,565	2,549	2,616	2,599	2,572

FTE — Fully taxable equivalent basis
EOP — End of period actual balances
(1) Based on the number of employees associated with continuing operations.

Old National Bancorp
INCOME STATEMENT
( $ In Millions except EPS information)

Twelve Months		Change			Fourth Quarter		Change
2005	2004	$	%		2005	2004	$	%
$446.8	$441.0	$5.7	1.3%	Interest Income (FTE)	$114.7	$108.0	$6.8	6.3%
206.1	185.4	20.7	11.2%	Less: Interest Expense	55.9	46.8	9.2	19.6%

240.7	255.7	(15.0)	-5.9%	Net Interest Income (FTE)	58.8	61.2	(2.4)	-3.9%

20.3	20.4	(0.1)	-0.6%	Wealth Management Fees	4.7	5.3	(0.5)	-10.1%
47.2	48.5	(1.3)	-2.7%	Service Charges on Deposit Accounts	11.5	12.7	(1.2)	-9.7%
35.2	32.8	2.5	7.6%	Insurance Premiums and Commissions	8.6	8.0	0.6	7.9%
9.0	12.0	(3.0)	-25.4%	Investment Product Fees	1.8	2.5	(0.7)	-27.3%
4.9	8.5	(3.6)	-42.1%	Mortgage Banking Revenue	0.5	1.4	(0.9)	-63.7%
45.9	27.0	18.8	69.7%	Other Income	22.9	6.4	16.5	259.7%

162.4	149.2	13.3	8.9%	Total Fees, Service Charges & Other Rev.	50.0	36.2	13.8	38.0%

0.9	2.9	(2.0)	-69.3%	Gains (Losses) Sales of Securities	(0.3)	0.6	(0.9)	-143.7%
(3.4)	10.8	(14.2)	-131.8%	Gains (Losses) Derivatives	(4.1)	0.3	(4.4)	N/M

159.9	162.9	(3.0)	-1.8%	Total Noninterest Income	45.7	37.2	8.5	22.9%

400.6	418.5	(18.0)	-4.3%	Total Revenues (FTE)	104.5	98.4	6.1	6.2%

147.8	171.9	(24.1)	-14.0%	Salaries and Employee Benefits	34.1	41.3	(7.1)	-17.3%

20.4	19.3	1.1	5.5%	Occupany	5.6	5.4	0.2	3.2%
14.4	14.2	0.2	1.4%	Equipment	3.4	3.8	(0.3)	-8.7%
21.2	21.6	(0.4)	-1.8%	Data Processing	5.4	5.5	(0.1)	-2.6%
18.2	20.5	(2.4)	-11.5%	Marketing & Communication	4.7	5.6	(0.8)	-15.1%
9.3	25.9	(16.6)	-64.1%	Professional Fees	2.9	2.9	(0.1)	-1.9%
30.9	36.0	(5.1)	-14.2%	Other Expense	13.7	10.1	3.6	35.6%

262.1	309.4	(47.3)	-15.3%	Total Noninterest Expense	69.8	74.6	(4.7)	-6.3%

23.1	22.4	0.7	3.1%	Provision for loan losses	6.0	—	6.0	N/M

				Income before Income Taxes and
115.4	86.7	28.6	33.0%	Discontinued Operations (FTE)	28.6	23.8	4.8	20.4%
15.3	2.5	12.7	N/M	Income Taxes on Continuing Ops.	4.0	1.5	2.4	156.6%
21.5	23.9	(2.4)	-9.9%	FTE Adjustment	5.2	5.8	(0.6)	-10.8%

36.8	26.4	10.3	39.2%	Total Taxes (FTE)	9.1	7.4	1.8	24.3%
78.6	60.3	18.3	30.3%	Net Income from Continuing Operations	19.5	16.4	3.1	18.6%
(14.8)	2.8	(17.6)	N/M	Income from Discontinued Ops., (net of tax)	—	0.4	(0.4)	N/M

$63.8	$63.1	$0.7	1.1%	Net Income	$19.5	$16.8	$2.7	15.8%

				Diluted EPS
1.15	0.86	0.29	33.7%	Income from Continuing Operations	0.28	0.23	0.05	20.9%
(0.22)	0.04	(0.26)	N/M	Income from Discontinued Operations	—	0.01	(0.01)	-100.0%

0.93	0.90	0.03	3.1%	Net Income	0.28	0.24	0.04	15.8%

				Average Common Shares Outstanding (000’s)
68,095	69,452	(1,357)	-2.0%	Basic	67,323	69,132	(1,808)	-2.6%
68,256	70,024	(1,768)	-2.5%	Diluted	67,591	70,022	(2,431)	-3.5%

67,649	69,287	(1,638)	-2.4%	Common Shares Outstanding (EOP) (000’s)	67,649	69,287	(1,638)	-2.4%

FTE — Fully taxable equivalent basis
EOP — End of period actual balances
N/M = Not meaningful

Old National Bancorp
NET INCOME TRENDS
Fourth Quarter 2005
( $ In Millions except EPS information)

					2004				2005
2002	2003	2004	2005		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
572.6	494.8	441.0	446.8	Interest Income (FTE)	114.2	111.4	107.4	108.0	108.3	110.5	113.1	114.7
267.9	214.4	185.4	206.1	Less: Interest Expense	48.0	45.4	45.2	46.8	47.6	50.3	52.2	55.9

304.7	280.4	255.7	240.7	Net Interest Income (FTE)	66.2	66.0	62.3	61.2	60.8	60.2	60.9	58.8

19.4	20.4	20.4	20.3	Wealth Management Fees	4.9	5.3	4.9	5.3	4.9	5.6	5.0	4.7
42.0	44.9	48.5	47.2	Service Charges on Deposit Accounts	10.8	12.4	12.6	12.7	11.1	12.1	12.5	11.5
15.2	22.4	32.8	35.2	Insurance Premiums and Commissions	9.2	8.2	7.4	8.0	9.1	9.1	8.5	8.6
9.0	10.6	12.0	9.0	Investment Product Fees	3.2	3.8	2.5	2.5	2.6	2.3	2.2	1.8
14.5	19.1	8.5	4.9	Mortgage Banking Revenue	(0.3)	7.1	0.2	1.4	1.4	1.3	1.8	0.5
35.4	23.1	27.0	45.9	Other Income	7.9	5.7	7.1	6.4	7.7	7.0	8.4	22.9

135.4	140.5	149.2	162.4	Total Fees, Service Charges & Other Rev.	35.6	42.5	34.8	36.2	36.7	37.4	38.4	50.0

12.4	23.6	2.9	0.9	Gains (Losses) Sales of Securities	2.0	—	0.3	0.6	(0.5)	1.0	0.7	(0.3)
26.0	8.9	10.8	(3.4)	Gains (Losses) Derivatives	9.3	(9.2)	10.5	0.3	(2.9)	8.1	(4.6)	(4.1)

173.8	172.9	162.9	159.9	Total Noninterest Income	46.9	33.2	45.6	37.2	33.3	46.5	34.5	45.7

478.5	453.4	418.5	400.6	Total Revenues (FTE)	113.1	99.3	107.8	98.4	94.0	106.7	95.4	104.5

144.5	151.4	171.9	147.8	Salaries and Employee Benefits	44.2	48.1	38.3	41.3	39.0	38.7	35.9	34.1
16.0	17.0	19.3	20.4	Occupany	4.6	4.4	4.9	5.4	5.0	5.1	4.6	5.6
15.0	13.8	14.2	14.4	Equipment	3.4	3.4	3.6	3.8	3.5	3.9	3.6	3.4
13.6	18.9	21.6	21.2	Data Processing	5.1	5.8	5.3	5.5	5.4	5.3	5.1	5.4
22.6	22.0	20.5	18.2	Marketing & Communication	5.2	4.6	5.2	5.6	4.4	4.8	4.2	4.7
8.8	8.8	25.9	9.3	Professional Fees	3.0	16.9	3.1	2.9	2.1	2.0	2.3	2.9
31.8	44.0	36.0	30.9	Other Expense	8.5	8.6	8.8	10.1	6.8	4.0	6.3	13.7

252.3	275.8	309.4	262.1	Total Noninterest Expense	74.0	91.7	69.1	74.6	66.4	63.9	62.0	69.8

33.5	85.0	22.4	23.1	Provision for Loan Losses	7.5	7.5	7.4	—	5.1	6.0	6.0	6.0

192.7	92.6	86.7	115.4	Income before Taxes and Disco. Ops (FTE)	31.6	0.0	31.4	23.8	22.6	36.8	27.4	28.6
40.1	4.4	2.5	15.3	Income Taxes on Continuing Ops.	4.2	(7.3)	4.0	1.5	1.4	6.6	3.2	4.0
25.2	25.1	23.9	21.5	FTE Adjustment	6.1	6.0	6.0	5.8	5.6	5.5	5.2	5.2

65.2	29.5	26.4	36.8	Total Taxes (FTE)	10.3	(1.2)	10.0	7.4	7.0	12.1	8.5	9.1

127.5	63.1	60.3	78.6	Net Income from Continuing Operations	21.3	1.3	21.4	16.4	15.6	24.7	18.9	19.5
0.6	2.5	2.8	(14.8)	Income from Discontinued Ops., (net of tax)	0.9	1.1	0.4	0.4	(1.0)	0.5	(14.4)	—

128.1	65.5	63.1	63.8	Net Income	22.2	2.3	21.8	16.8	14.6	25.2	4.5	19.5

				Diluted EPS
1.80	0.90	0.86	1.15	Income from Continuing Operations	0.31	0.01	0.31	0.23	0.22	0.37	0.28	0.28
0.01	0.03	0.04	(0.22)	Income from Discontinued Operations	0.01	0.02	—	0.01	(0.01)	—	(0.21)	—

1.81	0.93	0.90	0.93	Net Income	0.32	0.03	0.31	0.24	0.21	0.37	0.07	0.28

70,536	70,118	69,452	68,095	Average Basic Common Shares (000’s)	69,677	69,651	69,353	69,132	68,589	68,471	68,011	67,323
70,673	70,174	70,024	68,256	Average Diluted Common Shares (000’s)	69,783	70,160	70,067	70,022	68,787	68,488	68,331	67,591

FTE — Fully taxable equivalent basis

Old National Bancorp
Balance Sheet (EOP)
Fourth Quarter 2005
($ in Millions)

				Change from Prior Year
	12/31/2005	09/30/2005	12/31/2004	$	%
Assets
Securities:
Treasury & Government Sponsored Agencies	$509.7	$435.1	$699.3	$(189.6)	-27.1%
Municipals	488.4	485.2	597.6	(109.3)	-18.3%
Mortgage Backed	1,253.3	1,329.9	1,445.1	(191.8)	-13.3%
Fed Funds Sold	123.9	2.5	—	123.9	N/M
Other (1)	298.2	293.6	283.0	15.2	5.4%

Total Investments (1)	2,673.5	2,546.4	3,025.1	(351.5)	-11.6%

Residential Real Estate Loans Held for Sale	43.8	49.5	22.5	21.3	94.8%
Loans:
Commercial Loans & Leases	1,553.7	1,650.6	1,550.6	3.1	0.2%
Commercial & Agriculture Real Estate	1,534.4	1,613.0	1,653.1	(118.7)	-7.2%
Consumer:
Home Equity	337.4	361.5	363.8	(26.4)	-7.3%
Other Consumer Loans	924.4	936.2	841.8	82.6	9.8%

Subtotal	4,349.9	4,561.2	4,409.4	(59.5)	-1.3%
Residential Real Estate	543.9	547.7	555.4	(11.5)	-2.1%

Total Loans	4,893.8	5,108.9	4,964.8	(71.0)	-1.4%

Total Earning Assets	7,611.2	7,704.8	8,012.4	(401.2)	-5.0%

Allowance for Loan Losses	(78.8)	(81.4)	(85.7)	6.9	8.0%
Nonearning Assets:
Cash and Due from Banks	245.4	199.2	204.7	40.7	19.9%
Premises & Equipment	199.9	212.0	212.8	(12.9)	-6.1%
Goodwill & Intangible Assets	136.3	137.0	168.8	(32.5)	-19.2%
Other Assets	378.1	363.7	385.4	(7.2)	-1.9%

Total Nonearning Assets	959.7	911.8	971.7	(11.9)	-1.2%

Total Assets	$8,492.0	$8,535.3	$8,898.3	$(406.3)	-4.6%

Liabilities and Equity
Noninterest-bearing Demand Deposits	$891.5	$872.5	$851.2	$40.3	4.7%
NOW Accounts	1,640.7	1,614.5	1,920.5	(279.8)	-14.6%
Savings Accounts	480.4	483.9	480.4	(0.0)	0.0%
Money Market Accounts	869.0	809.6	573.3	295.7	51.6%
Other Time under $100,000	1,378.0	1,449.4	1,527.3	(149.4)	-9.8%
Other Time $100,000 & over	840.9	775.6	675.8	165.0	24.4%

Total Core Deposits	6,100.5	6,005.5	6,028.6	71.9	1.2%

Borrowed Funds:
Short-term Borrowings	302.8	351.0	347.4	(44.6)	-12.8%
Brokered CD’s	365.1	367.9	390.1	(25.0)	-6.4%
Long-term Borrowings	954.9	1,034.0	1,307.0	(352.0)	-26.9%

Total Borrowed Funds	1,622.8	1,752.8	2,044.4	(421.6)	-20.6%

Accrued Expenses & Other Liabilities	118.8	107.9	121.2	(2.4)	-2.0%

Total Liabilities	7,842.1	7,866.2	8,194.2	(352.1)	-4.3%

Common Stock, Capital Surplus & Retained Earnings	671.7	673.7	699.7	(28.1)	-4.0%
Other Comprehensive Income	(21.8)	(4.6)	4.3	(26.1)	N/M

Total Shareholders Equity	649.9	669.1	704.1	(54.2)	-7.7%

Total Liabilities & Shareholders Equity	$8,492.0	$8,535.3	$8,898.3	$(406.3)	-4.6%

EOP — End of period actual balances

N/M = Not meaningful

(1) Includes money market investments.

Old National Bancorp
Balance Sheet Trends
PERIOD AVERAGES
($ in Millions)

2002	2003	2004	2005		2004				2005
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

				Assets
				Securities:
$593.0	$629.0	$640.4	$574.1	Treasury & Gov’t Sponsored Agencies	$586.9	$602.4	$658.8	$713.5	$693.2	$610.6	$508.9	$483.9
656.1	667.5	638.4	536.9	Municipals	652.1	641.3	635.2	625.0	592.5	566.2	507.0	481.9
1,341.7	1,709.9	1,422.5	1,346.9	Mortgage Backed	1,483.9	1,429.9	1,347.8	1,428.3	1,447.8	1,356.8	1,288.1	1,294.9
5.1	4.9	68.0	12.6	Fed Funds Sold	3.4	8.9	171.5	88.1	0.6	0.3	4.0	45.7
141.2	143.8	180.4	298.4	Other (1)	172.1	169.5	171.5	208.6	289.4	300.9	302.3	300.9

2,737.1	3,155.1	2,949.7	2,769.0	Total Investments (1)	2,898.4	2,852.0	2,984.8	3,063.6	3,023.5	2,834.8	2,610.3	2,607.3

44.4	60.3	22.3	36.2	Residential Real Estate Loans Held for Sale	17.0	26.5	22.9	22.8	22.3	35.6	43.7	43.2
				Loans:
1,690.4	1,686.7	1,611.1	1,578.2	Commercial Loans & Leases	1,601.5	1,636.2	1,604.2	1,602.6	1,503.9	1,580.3	1,623.8	1,605.0
1,844.5	1,866.1	1,767.5	1,604.2	Commercial & Agriculture Real Estate	1,838.4	1,803.8	1,749.4	1,678.5	1,636.0	1,619.4	1,613.0	1,548.4
				Consumer:
229.4	295.8	348.9	357.6	Home Equity	334.8	344.1	353.2	363.4	362.7	360.1	361.4	346.3
827.3	799.8	847.6	889.9	Other Consumer Loans	833.1	838.9	857.5	861.0	861.2	861.1	910.9	926.3

4,591.6	4,648.3	4,575.1	4,429.9	Subtotal	4,607.8	4,623.1	4,564.2	4,505.5	4,363.7	4,420.9	4,509.1	4,426.0
1,242.2	942.8	743.2	548.5	Residential Real Estate	938.2	933.6	545.2	556.0	554.4	549.4	550.5	539.8

5,833.8	5,591.1	5,318.4	4,978.5	Total Loans	5,546.0	5,556.7	5,109.4	5,061.5	4,918.1	4,970.3	5,059.6	4,965.8

8,615.3	8,806.6	8,290.4	7,783.6	Total Earning Assets	8,461.4	8,435.1	8,117.1	8,147.9	7,963.9	7,840.8	7,713.6	7,616.3

(81.4)	(89.1)	(97.8)	(82.9)	Allowance for Loan Losses	(98.1)	(101.3)	(96.1)	(95.7)	(86.6)	(84.3)	(81.1)	(79.8)
730.0	838.5	930.9	925.8	Nonearning Assets	897.9	919.7	955.8	950.2	939.9	964.5	919.1	879.6

$9,263.9	$9,556.0	$9,123.5	$8,626.5	Total Assets	$9,261.1	$9,253.6	$8,976.9	$9,002.4	$8,817.2	$8,721.0	$8,551.6	$8,416.2

				Liabilities and Equity
$712.3	$752.8	$803.1	$837.6	Noninterest-bearing Demand Deposits	$771.4	$797.8	$814.2	$828.9	$836.7	$834.3	$843.9	$835.4
1,215.9	1,504.7	1,735.6	1,754.9	NOW Accounts	1,597.3	1,691.2	1,769.2	1,884.7	1,883.7	1,832.4	1,687.7	1,615.8
462.6	479.3	471.3	485.3	Savings Accounts	456.8	474.9	479.0	474.6	484.0	487.7	491.6	478.0
644.0	612.0	587.0	695.0	Money Market Accounts	602.9	586.2	582.3	576.4	579.7	643.3	724.7	832.2
3,146.4	2,766.7	2,449.3	2,202.4	Other Time	2,602.5	2,500.2	2,394.0	2,300.5	2,201.5	2,205.7	2,222.7	2,179.6

6,181.3	6,115.5	6,046.3	5,975.2	Total Core Deposits	6,030.9	6,050.4	6,038.7	6,065.1	5,985.7	6,003.4	5,970.6	5,941.0

				Borrowed Funds:
689.0	687.6	406.1	388.2	Short-term Borrowings	464.5	507.7	308.4	343.9	415.4	437.2	388.6	311.4
321.4	296.0	375.3	376.2	Brokered CD’s	361.2	378.4	375.9	385.5	384.6	380.3	372.4	367.4
1,278.7	1,577.1	1,463.5	1,094.6	Long-term Borrowings	1,551.1	1,486.6	1,443.3	1,372.9	1,218.5	1,102.1	1,044.0	1,013.9

2,289.0	2,560.7	2,244.9	1,858.9	Total Borrowed Funds	2,376.8	2,372.7	2,127.6	2,102.3	2,018.5	1,919.6	1,805.0	1,692.6

98.6	128.8	117.8	108.7	Accrued Expenses & Other Liabilities	116.2	114.0	119.5	121.4	108.1	110.9	99.4	116.6

8,568.8	8,805.0	8,408.9	7,942.9	Total Liabilities	8,524.0	8,537.2	8,285.8	8,288.8	8,112.3	8,033.9	7,875.1	7,750.2

662.7	717.4	708.0	689.3	Common Stock, Surplus & Retained Earnings	713.8	713.2	703.2	701.7	699.5	695.1	681.3	681.2
32.4	33.6	6.6	(5.6)	Other Comprehensive Income	23.3	3.2	(12.1)	11.8	5.5	(8.0)	(4.8)	(15.2)

695.1	751.0	714.6	683.6	Total Shareholders Equity	737.2	716.4	691.1	713.6	704.9	687.1	676.5	666.0

$9,263.9	$9,556.0	$9,123.5	$8,626.5	Total Liabilities & Shareholders Equity	$9,261.1	$9,253.6	$8,976.9	$9,002.4	$8,817.2	$8,721.0	$8,551.6	$8,416.2

(1)	Includes money market investments.

Old National Bancorp
Interest Rate Trends (FTE basis)
PERIOD AVERAGES

					2004				2005
2002	2003	2004	2005		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Earning Assets:
				Securities:
4.55%	3.83%	3.18%	3.44%	Treasury and Gov’t Sponsored Agencies	3.39%	3.20%	3.16%	3.02%	3.10%	3.28%	3.64%	3.89%
7.13%	7.02%	6.92%	6.88%	Municipals	6.87%	6.97%	6.98%	6.86%	6.87%	6.90%	6.86%	6.91%
5.45%	4.12%	4.18%	4.24%	Mortgage Backed	4.19%	4.13%	4.24%	4.15%	4.15%	4.21%	4.26%	4.36%
1.64%	1.15%	1.56%	4.19%	Fed Funds Sold	0.71%	0.62%	1.46%	1.88%	2.49%	3.78%	3.74%	4.25%
5.26%	4.28%	3.62%	4.50%	Other (1)	3.39%	3.42%	3.67%	3.94%	4.18%	4.40%	4.69%	4.73%

5.64%	4.68%	4.46%	4.61%	Total Investments (1)	4.58%	4.52%	4.39%	4.36%	4.44%	4.57%	4.69%	4.78%

				Loans:
6.58%	5.61%	5.41%	6.39%	Commercial Loans & Leases	5.44%	5.26%	5.37%	5.58%	6.02%	6.32%	6.45%	6.75%
6.93%	5.87%	5.70%	6.36%	Commercial & Agriculture Real Estate	5.67%	5.59%	5.79%	5.75%	6.13%	6.16%	6.42%	6.74%
				Consumer:
5.21%	5.12%	5.17%	6.28%	Home Equity	5.00%	5.00%	5.15%	5.49%	5.84%	6.13%	6.35%	6.82%
8.83%	8.00%	7.16%	6.93%	Other Consumer Loans	7.41%	7.21%	7.07%	6.95%	6.91%	6.95%	7.01%	6.85%

7.06%	6.10%	5.83%	6.48%	Subtotal	5.85%	5.72%	5.83%	5.90%	6.22%	6.36%	6.54%	6.77%
7.32%	6.37%	5.60%	5.47%	Residential Real Estate (2)	5.84%	5.61%	5.42%	5.38%	5.40%	5.48%	5.50%	5.49%

7.11%	6.14%	5.79%	6.36%	Total Loans (2)	5.85%	5.70%	5.79%	5.84%	6.12%	6.26%	6.42%	6.62%

6.65%	5.62%	5.32%	5.74%	Total Earning Assets	5.41%	5.30%	5.28%	5.28%	5.48%	5.65%	5.84%	6.00%

				Interest-bearing Liabilities:
1.24%	0.90%	0.94%	1.44%	NOW Accounts	0.75%	0.84%	0.99%	1.14%	1.27%	1.39%	1.48%	1.65%
1.18%	0.73%	0.47%	0.87%	Savings Accounts	0.44%	0.45%	0.50%	0.50%	0.61%	0.74%	0.98%	1.13%
1.55%	0.94%	1.10%	2.71%	Money Market Accounts	0.83%	0.86%	1.17%	1.54%	1.99%	2.37%	2.88%	3.30%
4.58%	3.96%	3.25%	3.32%	Other Time	3.58%	3.25%	3.07%	3.07%	3.14%	3.23%	3.34%	3.57%

3.19%	2.47%	1.99%	2.36%	Total Interest-bearing Deposits	2.13%	1.95%	1.92%	1.97%	2.09%	2.24%	2.44%	2.69%

				Borrowed Funds:
1.59%	1.06%	0.96%	2.48%	Short-term Borrowings	0.86%	0.84%	0.91%	1.31%	1.97%	2.45%	2.71%	2.92%
4.98%	4.92%	4.71%	4.64%	Brokered CD’s	4.87%	4.72%	4.67%	4.60%	4.56%	4.67%	4.66%	4.65%
5.18%	3.81%	4.05%	5.26%	Long-term Borrowings	3.83%	3.89%	4.10%	4.40%	4.89%	5.25%	5.22%	5.77%

4.07%	3.20%	3.60%	4.55%	Total Borrowed Funds	3.41%	3.37%	3.74%	3.93%	4.23%	4.49%	4.57%	5.00%

3.45%	2.71%	2.48%	2.95%	Total Interest-bearing Liabilities	2.53%	2.39%	2.44%	2.54%	2.69%	2.85%	2.99%	3.26%

3.19%	2.91%	2.84%	2.79%	Net Interest Rate Spread	2.88%	2.91%	2.83%	2.75%	2.79%	2.80%	2.85%	2.73%

3.54%	3.18%	3.08%	3.09%	Net Interest Margin	3.13%	3.13%	3.07%	3.00%	3.05%	3.07%	3.16%	3.09%

FTE — Fully taxable equivalent basis

(1)	Includes money market investments.

(2)	Includes residential loans held for sale.

Old National Bancorp
Asset Quality (EOP)
($ in Millions)

					2004				2005
2002	2003	2004	2005		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
74.2	87.7	95.2	85.7	Beginning allowance for loan losses	95.2	100.6	95.1	96.3	85.7	86.3	80.6	81.4

33.5	85.0	22.4	23.1	Provision for loan losses	7.5	7.5	7.4	—	5.1	6.0	6.0	6.0

—	(9.3)	0.7	—	Transfer to Allow. Unfunded Commitments	1.4	(0.6)	—	—	—	—	—	—

(27.6)	(61.6)	(41.2)	(36.1)	Gross charge-offs	(5.7)	(12.7)	(11.0)	(11.9)	(6.3)	(8.7)	(9.4)	(11.6)
—	(14.7)	(4.6)	(5.3)	Write-downs from loans sold	—	(1.2)	—	(3.4)	—	(5.3)	—	—
7.6	8.2	13.2	11.5	Gross recoveries	2.2	1.4	4.9	4.7	1.8	2.4	4.1	3.1

(20.0)	(68.1)	(32.6)	(30.0)	Net Charge-offs	(3.5)	(12.5)	(6.1)	(10.6)	(4.5)	(11.7)	(5.3)	(8.5)

87.7	95.2	85.7	78.8	Ending allowance for loan losses	100.6	95.1	96.3	85.7	86.3	80.6	81.4	78.8

0.34%	1.21%	0.61%	0.60%	Net Charge-offs / Average Loans (1)	0.25%	0.89%	0.48%	0.83%	0.37%	0.93%	0.41%	0.68%

5,878.3	5,651.4	5,340.7	5,014.7	Average Loans Outstanding (1)	5,563.0	5,583.2	5,132.3	5,084.3	4,940.4	5,005.9	5,103.2	5,009.0

5,769.6	5,586.5	4,987.3	4,937.6	EOP Loans Outstanding (1)	5,577.5	5,134.0	5,103.7	4,987.3	4,972.0	5,071.8	5,158.5	4,937.6

1.52%	1.70%	1.72%	1.60%	Allowance for Loan Loss / EOP Loans(1)	1.80%	1.85%	1.89%	1.72%	1.74%	1.59%	1.58%	1.60%

				Underperforming Assets:
9.5	5.1	2.4	1.8	Loans 90 days and over (still accruing)	2.3	1.4	6.7	2.4	1.8	2.4	1.9	1.8

				Non-performing loans:
100.3	104.6	54.9	55.6	Nonaccrual loans	107.1	97.6	106.0	54.9	55.2	49.0	58.8	55.6
—	—	—	—	Renegotiated loans	—	—	—	—	—	—	—	—

100.3	104.6	54.9	55.6	Total non-performing loans	107.1	97.6	106.0	54.9	55.2	49.0	58.8	55.6

7.9	8.8	8.3	3.6	Foreclosed properties	5.3	3.9	3.8	8.3	5.1	4.3	3.4	3.6

117.7	118.5	65.6	61.0	Total Underperforming Assets	114.8	102.9	116.6	65.6	62.0	55.8	64.1	61.0

1.74%	1.87%	1.10%	1.13%	Non-performing loans / EOP Loans (1)	1.92%	1.90%	2.08%	1.10%	1.11%	0.97%	1.14%	1.13%

87%	91%	156%	142%	Allowance to Non-performing Loans	94%	97%	91%	156%	156%	165%	138%	142%

2.04%	2.12%	1.32%	1.24%	Under-performing Assets / EOP Loans (1)	2.06%	2.00%	2.28%	1.32%	1.25%	1.10%	1.24%	1.24%

9,612.6	9,363.2	8,898.3	8,492.0	EOP Total Assets	9,267.3	9,041.5	8,981.7	8,898.3	8,793.0	8,648.5	8,535.3	8,492.0

1.22%	1.27%	0.74%	0.72%	Under-performing Assets / EOP Assets	1.24%	1.14%	1.30%	0.74%	0.71%	0.64%	0.75%	0.72%

EOP — End of period actual balances

(1)	Includes residential loans held for sale.